___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

ALTO GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53592	27-0686507
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

245 Park Avenue Suite 2431 New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 803-8187

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

Effective July 7, 2011, Alto Group Holdings, Inc. (the “Company”) entered into a confidentiality agreement (“Agreement”) with KG Exploracion Mexico, S.A. de C.V., a group company of Kinross Gold Corporation, an international gold mining exploration and production company traded on the New York Stock Exchange (“Kinross”). The Agreement between the Company and Kinross concerns an exchange of information and site visits regarding the potential joint development of the Company’s mining interests in Mexico, particularly the Company’s interests in the mining concessions known as “Los Tres Machos” and “Zuna.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alto Group Holdings, Inc.

Date: July 12, 2011	By:	/s/ Mark Klok
Mark Klok Chief Executive Officer